Exhibit 99.1

Analyst / Investor DayWyoming, MNJune 14, 2018  POLARIS INDUSTRIES INC.

Welcome!Richard Edwards, VP – Investor RelationsJune 14, 2018 Analyst / Investor Day  POLARIS INDUSTRIES INC.

AGENDA – Analyst / Investor Meeting  Thank You for Joining Us!  3  Webcast Link at: ir.polaris.com   CDT  Topic  Presenter   8:00 – 8:10  Welcome / Opening Remarks  Scott Wine, Chairman & CEO   8:10 – 8:25  Financial Overview  Mike Speetzen, EVP - CFO   8:25 – 8:45  Operations Overview  Ken Pucel, EVP – Operations   8:45 – 9:05  Off-Road Vehicles  Chris Musso, President – ORV   9:05 – 9:20  Customer Engagement–Polaris  Julie Gilbert / Chief Customer Experience & Growth Officer   9:20 – 9:30  Customer Engagement–Motorcycles  Pam Kermisch, VP Marketing - Motorcycles   9:30 – 9:50  Engineering & Innovation  Mike Donoughe, SVP – CTO   9:50 –10:00  Q&A 10:00 –10:45  Facility Tour    10:45 –11:30  Lunch    11:30 – 2:00  ORV & Slingshot Rides Thursday, June 14, 20188:00 AM – 10:00 AM Central TimeWyoming, Minnesota  PII Analyst Day 6/14/18

SAFE HARBOR & NON-GAAP MEASURES  4  Except for historical information contained herein, the matters set forth in this presentation, including management’s expectations regarding 2018 future sales, shipments, net income, and net income per share, operational initiatives and impact of tax reform are forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ materially from those forward-looking statements. Potential risks and uncertainties include such factors as the Company’s ability to successfully implement its manufacturing operations expansion initiatives; product offerings; promotional activities and pricing strategies by competitors; economic conditions that impact consumer spending; the Company’s acquisition of Boat Holdings, LLC may not be completed during the timeframe expected or at all; acquisition integration costs; product recalls, warranty expenses; impact of changes in Polaris stock price on incentive compensation plan costs; foreign currency exchange rate fluctuations; environmental and product safety regulatory activity; effects of weather; commodity costs; freight and tariff costs; uninsured product liability claims; uncertainty in the retail and wholesale credit markets; performance of affiliate partners; changes in tax policy and overall economic conditions, including inflation, consumer confidence and spending and relationships with dealers and suppliers. Investors are also directed to consider other risks and uncertainties discussed in documents filed by the Company with the Securities and Exchange Commission. The Company does not undertake any duty to any person to provide updates to its forward-looking statements. This presentation contains certain non-GAAP financial measures, consisting of “Adjusted” sales, gross profit, income before taxes, net income and net income per diluted share as measures of our operating performance. Management believes these measures may be useful in performing meaningful comparisons of past and present operating results, to understand the performance of its ongoing operations and how management views the business. Reconciliations of Adjusted non-GAAP measures to reported GAAP measures are included in the Appendix of this presentation. These measures, however, should not be construed as an alternative to any other measure of performance determined in accordance with GAAP.  PII Analyst Day 6/14/18

Scott W. Wine Chairman & CEO June 14, 2018 Analyst / Investor Day  POLARIS INDUSTRIES INC.

POLARIS®

Vision & Strategy

VISION

Fuel the passion of riders, workers and outdoor enthusiasts around the world by delivering innovative, high quality vehicles, products, services and experiences that enrich their lives.

STRATEGIC PURPOSE

Polaris is committed to being a customer centric, highly efficient growth company. We relentlessly pursue product superiority, safety and value improvement in all that we do. We enhance the lives of customers around the world by providing the best off-road and on-road vehicles and related offerings for recreation, transportation and work. Our winning advantages are our innovative culture and dedicated team, operational speed and flexibility, and passion to create quality products and experiences.

Guiding Principles

Best People, Best Team

Safety & Ethics Always

Customer Loyalty

Strategic Objectives

BEST IN POWERSPORTS PLUS

Industry leading organic growth

ACCELERATING GLOBAL GROWTH

Profitably increase International revenue %

PRODUCTIVITY POWERHOUSE

Consistently improve earnings leverage and asset utilization

GROWTH THROUGH ADJACENCIES

Strategic acquisitions and new market expansion

SAFETY & QUALITY AS A COMPETITIVE ADVANTAGE

Continuously drive customer and dealer satisfaction

Performance Priorities

Growth

Margin Expansion

Product & Quality Leadership

LEAN Enterprise

SALES CAGR >5% | NET INCOME CAGR >15% through 2022

PII Analyst Day 6/14/18

6

Analyst / Investor Day  POLARIS INDUSTRIES INC.   Mike Speetzen EVP – Finance & CFOJune 14, 2018

AGENDA  Retail UpdateCDK Data AccuracyRevised Guidance Reporting StructureReturn on Invested CapitalCapital Deployment PII Analyst Day 6/14/18  8

NORTH AMERICAN QUARTERLY RETAIL SALES  ORV retail improved significantly in May; April was weak due to weather New ORV model shipments accelerating Indian Motorcycle retail also improved in May Inventory levels trending as expected; Q2 anticipated up due to new product launches  PII Analyst Day 6/14/18  9  Retail Performance Consistent with Expectations  +3% (+5% excl. snow)  Up mid-single digits %    Up high double digits %  Down mid-single digits %  May  April Q1 '17 Q2 '17 Q3 '17 Q4 '17 Q1 '18 Q2 QTD (Apr/May) -6% -3% +13% -1% +3% (+5% excl. snow) April May

CDK RETAIL SALES COMPARISON  Monthly/Quarterly CDK volume deviation approx. 5 percentage points from PII actuals more than half the timeReasons for Variances:Dealer sample base: ~35-40% surveyedOEM exclusions (ex. Deere/Kubota)Promotional program timing: Start/end dates varyPrograms vary by geography  U.S. Side-by-Sides Retail Sales Quarterly Change Polaris Actual vs. CDK  10  CDK Data Not a Reliable Predictor of PII Actual Retail Sales  (5.9%)  (4.3%)  (4.0%)  (3.9%)  8.5%  6.6%  7.0%  (8.0%)  PII Analyst Day 6/14/18 0%

POLARIS DRIVEN

POLARIS EPS ADJUSTMENTS

Revised EPS Structure Beginning Q2'18

	FY 2017 Actual	FY 2018 Guidance Low	FY 2018 Guidance High	
2018 EPS Guidance*	$4.85	$6.05	$6.20	Remains unchanged from Q1 Earnings Call
% Change		*+25%*	*+28%*	
Adjustments				
Intangible amortization	+$0.25	+$0.28	+$0.28	TAP / Aixam / Taylor Dunn
Boat Holdings EPS accretion	$ –	+$0.10	+$0.10	~5 months anticipated after close
Revised 2018 EPS Guidance*	$5.10	$6.43	$6.58	Beginning Q2'18
% Change		*+26%*	*+29%*	

Historical intangible amortization approximately $0.06 per quarter in 2017; $0.07 in Q1 2018

Q2 2018 to be reported using new reporting structure

- Will exclude intangible amortization of approx. $0.07 of share

**See Appendix for GAAP/Non-GAAP Reconciliation and 2018 Guidance Adjustments*

Provides Transparency and Better Reflects True Underlying Earnings Power of Polaris

PII Analyst Day 6/14/18 11

POLARIS DRIVEN

RETURN ON INVESTED CAPITAL

ROIC critical to all aspects of company management

WACC of ~9% utilized as investments are analyzed

Capital deployed in 3 major categories: organic investment, returned to shareholders & acquisitions:

1. **Organically invested ~$2+ billion over last 5 years in R&D, Capital & Tooling**
   - Organic returns substantially higher than WACC
   - Plant investments impact historical ROIC due to unused capacity
2. **Returned ~$0.7+ billion to shareholders & repurchased ~$1.2 billion of PII shares over the last 5 years**
   - 23 consecutive years of dividend growth; important component of shareholder return
   - Opportunistic repurchases based on intrinsic value hurdle exceeding WACC
3. **Deployed ~$1 billion in acquisitions**
   - Returns trending up as acquisitions mature, ROIC of acquired businesses improved from 2% in 2016 to 5% in 2017, excluding Boat Holdings

Return on Investment is a Key Metric in Evaluating Deployment of Capital

PII Analyst Day 6/14/18 12

INVESTMENT BASE & ROIC – 2010 to 2017  13  PII Analyst Day 6/14/18  ROIC > WACC and Well Ahead of Peers and S&P 500  33% ROIC  >16% ROIC  28% ROIC  Core ROIC down from 33% to 28% Capacity impacted by plant investments Acquisitions impact on ROICTAP early in acquisition timeline Other acquisitions performance improving ~$1B ~$2B ~$3B '10 Investment base Current Assets PPE/Tooling Other Investment in Polaris Acceptance Organic Acquisition Balue EPPL '17 Investment base

POLARIS DRIVEN

INVESTMENT BASE & ROIC - 2017 to 2022


>16% ROIC
~$3B
~25% ROIC
~$4.5B
'17 Investment base
Current Assets
PPE / Tooling
Other
Boat Holdings
Investment in Polaris Acceptance
Investments
'22 Investment base

Important Drivers

Acquisitions improving to mid-teens %

Leveraging Huntsville and Opole

Exiting EPPL

Improving Due to Volume, VIP Initiatives, Acquisitions Performance; Exiting of Underperforming Assets

PII Analyst Day 6/14/18

14

Capital Deployment Framework  15  PII Analyst Day 6/14/18  #1 Priority: Organic Investment Enables innovation Generating high returns#2 Priority: Return to Shareholders Dividends: 23 consecutive years of increasing, important component of shareholder return Established based on targeted payout range of operating cash flow Indicator of strong cash flow; key component of shareholder return Share Repurchases: Target to hold share count flat over time Opportunistic buys based on intrinsic value hurdle#3 Priority: Acquisitions Criteria: Strategic AND best brand, product and distribution in their space Criteria: Return > WACC

Mike Speetzen EVP – Finance & CFOQuestions? Analyst / Investor Day  POLARIS INDUSTRIES INC.

Analyst / Investor Day  POLARIS INDUSTRIES INC.   Ken Pucel EVP – Operations, Engineering & LeanJune 14, 2018

POLARIS GLOBAL OPERATIONS 2018-2022 STRATEGY 18  Polaris Operations Strategy Targets Best-in-Class Performance  Polaris Operations strategy is focused on delivering Operational performance to support the Polaris Strategy. We will achieve Best-in-Class performance in SQDC-New Products.  2022 Goals: Safety: Continued strong workplace safety Quality: ~30% improvement of key metrics Delivery: 40% faster to drive RFM performance Cost: $500 million Gross VIP New Products: Focused on Safety, Quality, Delivery and Speed of Innovation PII Analyst Day 6/14/18

OCCUPATIONAL SAFETY, QUALITY, DELIVERY, COST – 2018 PERFORMANCE Quality (Rework %)  Occupational Safety (TRIR)  Focused on the Fundamentals that Drive Safety, Delivery, Quality and Cost  Adjusted Gross Profit %  Delivery  Product  Delivery  ATV    Ranger    RZR    Snow    Motorcycles    Slingshot    TOTAL    G  G  G  G  G  G  G  19  Driving a Zero Incidents Culture  Focused on Improving Performance   Plant  Capacity  Huntsville    Roseau    Spirit Lake    Monterrey    Opole    Osceola    TOTAL    G  G  G  G  G  G  G  Operational productivity driven by VIP Savings Lower Warranty costs Foreign Exchange Product mix Freight Commodity costs  TAP TAP  PII Analyst Day 6/14/18 2014 2015 2016 2017 1Q 2018 2014 2015 2016 2017 1Q 2018 25.4% 25.4% 1Q 2017 1Q 2018

SAFETY AND QUALITY SYSTEMS PROGRESS  20  PII Analyst Day 6/14/18  Safety and Quality Continuously Improves  Polaris aims to continually improving product safety and quality by focusing on systems and execution. Quality System Focus Areas Warranty Claims / Unit  25%  Rework  50%  Supplier PPM   25% 2018 Improvements (vs. same time 2017)

COMMODITY AND LOGISTICS UPDATE  Managing Commodity/Logistics Headwinds Q2-Q4  21  2017 Economics Related Spend ~$400M   Commodity and Logistic Trends  Logistics Line-haul 1Q 2018: Higher Industry rates due to driver shortage and strong U.S. economic conditions FY 2018: Mitigations include route optimization and negotiationsSteel1Q 2018: Exposure largely mitigated via price locks FY 2018: Section 232 tariff driving market price increases Incremental headwinds if Section 301 tariff enacted Aluminum 1Q 2018: Exposure largely mitigated via price locks FY 2018: Section 232 tariff (including CAN/MEX/EU) driving market price increases Section 301 tariff impact if enacted  Rate per Mile  $ per Pound  $ per Aluminum  PII Analyst Day 6/14/18 '15 '16 '17 '18 1.80 1.60 1.40 1.20 Rate per Mile $ per Pound 0.40 0.30 0.20 '15 '16 '17 '18 $ per Aluminum 1.00 0.80 0.60 '15 '16 '17 '18

POLARIS DRIVEN

GROSS PROFIT DYNAMICS

PII Gross Profit %


28.4%
25.9%*
~ 30%**
Pricing Environment Improves and Supply Chain Transformation Savings Ramp-up
2015
2017
2022E

* See Appendix for GAAP/Non-GAAP Reconciliation
** Ex. Boat Holdings Acquisition; See Appendix for GAAP/Non-GAAP Guidance Adjustments

Headwinds/Tailwinds

	'15-'17	'18-'22
VIP	+	+
Price / Promo	−	+
Warranty	−	+
Leverage	−	+
Mix	−	−
FX	−	=

Productivity, Improving Quality and Leverage to Drive Margin Expansion

PII Analyst Day 6/14/18 22

VIP – VALUE IMPROVEMENT PROGRAM  Value Improvement Program Continues to Drive Productivity  Key Strategies  Performance Summary  >4,500 Lean and Continuous Improvement projects complete 2015-20182018-2022 VIP Contribution: Materials $300M Supply Chain Transformation Project >$200MManufacturing (Lean and PNO) $100MLogistics (Routes and Rates) $100M  23  2015 – 2017  2018 – 2022  $500M  $400M  PII Analyst Day 6/14/18

POLARIS
DRIVEN

SUPPLY CHAIN TRANSFORMATION PROGRAM

Cost Savings Target

>$200 Million


Strategic
Purchasing Activities
From Tactical Buying
To Strategic Sourcing
Market Knowledge
Supply Base Management
Commodity Strategy
Risk Management
Sourcing Strategy
Capability Assessment
Strategic Negotiation
Supplier Development
Performance Metrics
Tactical Negotiation
Supplier Evaluation
Order Processing
People
Process
Technology
Tactical

Supplier Rationalization

60% Fewer



Project Timing

4 Waves / 4 Years


2017
2018
2019
2020
2021
Q1 Q2 Q3 Q4
1 WAVE I
Total Spend: $769 MM
FABRICATIONS
CAST & MACHINE
RAW MATERIAL
PLASTICS
USER INTERFACE
LOGISTICS
Estimated Savings: $80 MM +
2 WAVE II
Total Spend: $572 MM
Safety Critical
ENGINE
FASTENERS
RUBBER
ELECTRICAL
DRIVETRAIN
TRIM & GRAPHICS
Estimated Savings: $80 MM +
3 WAVE III
Total Spend: $456 MM
Estimated Savings: $30 MM +
Safety Critical
MRO
ELECTRICAL
SYSTEMS: COOLING & AIR
DRIVETRAIN
SYSTEMS: RUNNING GEAR
4 WAVE IV
Total Spend: $202 MM
Estimated Savings: $30 MM +
SYSTEMS: SUSPENSION
SYSTEMS: FUEL
CHROME
SYSTEMS: BRAKES
PAINTS & COATINGS

Improved Quality

<150 PPM Rejects

Wave 1 Highlights

Fabrication
Plastics
Logistics
Fabrication
Cast/Machine
Drivelines
Batteries

~$1 billion annual spend, $80M+ target

900 Suppliers Engaged, 75% new to Polaris

On target through step 5 of 11 step process

Savings begins Q4 2018

Run rate achieved Q4 2019

Supply Chain Transformation Program will Drive Substantial Results

PII Analyst Day 6/14/18
24

POLARIS DRIVEN

POLARIS MANUFACTURING CAPACITY UTILIZATION


North American Capacity Utilization
Target Utilization: 85%
86%
58%
Spirit Lake, IA
Huntsville, AL
Roseau, MN
Monterrey, Mexico
2017
2022

~$50M of Leverage Savings While Delivering RFM

Leverage volume growth:
- Fully lever Monterrey
- Grow Huntsville - Ranger/Slingshot
- Motorcycle growth in Spirit Lake

Plant Network Configuration Optimization:
- Configure for RFM Delivery
- Insource capabilities into Roseau
- Milford Closure - Complete

Lean improvements drive productivity

Expand capabilities

Polaris Manufacturing Will Lever Fixed Cost Over Period

PII Analyst Day 6/14/18
25

Ken Pucel EVP – Operations, Engineering & LeanQuestions? Analyst / Investor Day  POLARIS INDUSTRIES INC.

Analyst / Investor Day  POLARIS INDUSTRIES INC.  Chris Musso President – Off-Road Vehicles June 14, 2018

PII Analyst Day 6/14/18  28

2016 MARKET EVOLUTION  2018 2008  2012  2014  2015  RZR Creates True Sports SxS Market  RANGER XP 900 Launch Transforms Utility Industry  RZR XP 1000 Resets the Performance Game  Competitive Attack in Utility Market  RZR Turbo – Ultimate Performance Competitive Attack in High Performance Rec SxS Thermal Recalls General Achieves #1in Rec-Util  Polaris Returns to Retail & Share Growth In SxS & ATVCPSC Settlement  PII Analyst Day 6/14/18 2017  RANGER XP 1000 Launch Transforms Utility Industry… Again 29

40% of units 43% of revenue3 YR unit CAGR MSD growth Grow Overall SxS Position Drive Share Across Segments ORV INDUSTRY OVERVIEW  12% of units 20% of revenue 3 YR unit CAGR MSD growth  OPPORTUNITY  PII Analyst Day 6/14/18  N.A. INDUSTRY BREAKDOWN 30 ORV INDUSTRY OVERVIEW UTILITY SXS ATV Other 40% of units 25% of revenue 3 YR unit GAGR LSD decline CROSSOVER SxS 6% units 10% of revenue 3 YR unit CAGR HSD growth

#1  #1  #1  #1  #1  #1  #1  #1  STRONG BRAND POSITION  31  PII Analyst Day 6/14/18

STRONG DEALER PARTNERSHIP  PII Analyst Day 6/14/18  Preferred OEM Partner  POLARIS  If you could only do business with one of any of your current OEM partners, which one would you choose? *Source: 2018 Power Sports Business Market Data Book   32 POLARIS BRP Kawasaki Honda Yamaha Harley-Davidson BMW CF MOTO Textron Suzuki Cub Badet Rover Hyosung 32% 14% 10% 10% 9% 7% 3% 3% 3% 3% 2% 2% 2%

Big Steps in Last 18 Months Yielding Measurable Results  33  84% of dealers surveyed view Polaris as “equally (17%) or more (67%) profitable compared to other OEMs” 3rd Party Profitability Survey Dealers leveraging 5 profit centers think more positively of Polaris profitability PII programs designed to support dealer profitability throughout the dealership PII promo spending shifted to support dealer profitability Investment in dealer rewards 3x vs. 2015/2016 PII offering the strongest MAP policy in the industry Robust and consistent management/enforcement Coverage across 100% of ORV portfolio vs. 80% in prior years Extends 3 months longer than prior years Actively top-grading dealer network  STRIDES IN DEALER PROFITABILITY  PII Analyst Day 6/14/18 33

PG&A  Installed ORV Fleet  PII Wholegoods Retail  STRONG DEALER PARTNERSHIP  ORV Dealer Count (from websites)  MOST PROFITABLE PARTNER  POLARIS  CAN-AM  HONDA  YAMAHA  11PT MARGIN/DEALER  DEALERSAVINGS  $10,500  PROGRAMS UNITS/DEALER  2.2X  POLARISORV  3.5 X  4.7 X  Retail Rewards MORETHAN  3X  2016  AVERAGEDEALER  $45,000  INSTALLED BASE/DEALER  2.5X  POLARISORV  2 X  4 X PII Analyst Day 6/14/18  1072 TO 1025 ~1,450 34

OFF TO A STRONG START YTD  REVENUE  RETAIL WARRANTY per Unit PROMOTIONAL Spendper Unit ATV & Sxs share PII Analyst Day 6/14/18  35

 HOW WE WIN Customer-centric approach LeapfrogProductInnovation Best partner in Powersports New market AttackS PII Analyst Day 6/14/18  36

POLARIS
DRIVEN

CUSTOMER-CENTRIC APPROACH

ACTIVATE 2M+ INSTALLED BASE

- Personalized Messaging
- Tailored Promo
- Unique Experiences
- Leverage CRM
- Precision Targeting


New to
Polaris ORV
Current
Customers

ATTRACTING NEW CUSTOMERS

- Digital Investment
- Lead Generation & Conversion
- Target New Markets

CUSTOMER AS TRUE NORTH ACROSS BRAND

NEEDS-BASED PRODUCT DEVELOPMENT

SUPER COMPELLING CONTENT

PII Analyst Day 6/14/18
37

 Consistent Launch Cadence More Price  New Products Have No Rebates Minimal Dealer Discounting  PRODUCT INNOVATION: LEAPFROGGING THE COMPETITION YoY Growth >2X Market  PII Analyst Day 6/14/18 38

ENGINEERING INVESTMENT DRIVING FEATURES & DEMAND ENGINEERING INVESTMENT UP SIGNIFICANTLY PII Analyst Day 6/14/18 IMPROVED POWERTRAIN POLARIS PULSE BUSBAR  ACTIVE SUSPENSION  DRIVER CONNECTIVITY NORTHSTAR EDITION ACCESSORIES  CLEARVIEW DOORS RAPID RECOVERY WINCH ?? 39

BEST PARTNER IN POWERSPORTS  PII Analyst Day 6/14/18 FROM TO RFM MAP Sales Transformation In-store Experience  Sales Training  Dealer Standards  ELEVATING THE DEALER GAME  ELEVATINGOUR GAME  40

POLARIS ORV – GREAT OPPORTUNITY  CONTINUING TO WIN > OUTGROWING INDUSTRY IN VOLUME, REVENUE AND MARGINS POWERSPORTS #1  IN BEST DEALER PARTNER Enhancing Profitability LARGEST CUSTOMER BASE Building Loyalty, Finding New Customers NEW PRODUCTS & PIPELINE Beat All Competitors LARGEST CUSTOMER BASE BUILDING LOYALTY, FINDING NEW CUSTOMERS #1  PII Analyst Day 6/14/18  41

Chris Musso President – Off-Road Vehicles Questions ? Analyst / Investor Day  POLARIS INDUSTRIES INC.  42

Analyst / Investor Day  POLARIS INDUSTRIES INC.  Julie Gilbert Chief Customer Experience & Growth Officer June 14, 2018 43

SNOWMOBILES MOTORCYCLES ATVs  LIFE-LONG RIDER POWERSPORTS ENTHUSIAST  PII Analyst Day 6/14/18  44

Founder & CEO of  20+ YEARS GROWING BRANDS & BUSINESSES    New Market & Business Development PII Analyst Day 6/14/18 Mobile Engaging Communications, Marketing and Big Data Analytics Finance & Consulting  Global Fortune 100 to 500 Clients, Spanning North America, Asia, Europe and Others  Founder & CEO of  BS, MBA, 25+ Year CPA 45

BOLD GOALS  PII Analyst Day 6/14/18 in Powersports Space  Expand Market Size in Powersports Engage New Customers for Customers  Create New Engagement Models 46

POLARIS DRIVEN

POWERSPORTS CUSTOMER PROFILE

CURRENT CUSTOMER BASE

47
Average Age

90%
Male

81%
Married/with Partner

$96K
Median Income

17%
Military Veteran

~3M



TARGET AUDIENCE

> Women

> Multicultural

> Age Ranges

> % of 13 Million Multi-Acre Homeowners

~25M

Customer-Centric | **CRM/Big Data** | **Polaris Adventures** | **???**

PII Analyst Day 6/14/18 47

Julie Gilbert Chief Customer Experience & Growth OfficerQuestions? Analyst / Investor Day  POLARIS INDUSTRIES INC. 48

Analyst / Investor Day  POLARIS INDUSTRIES INC.  Pam Kermisch VP of Marketing - Motorcycles June 14, 2018 49

Digital is Key to Winning at Retail   24 touchpoints before a customer is ready to purchase Direct Mail 1.3 dealer visits before purchase  2000  2010  2017  I CAN’T KEEP CALM  SEVEN DAYS TO GO  THERE’S ONLY  90% of customers that buy, buy within 1 week of visiting a dealership  95% use online sources  CUSTOMER BEHAVIOR IS CHANGING  PII Analyst Day 6/14/18 50

GROWTH STRATEGIES  50  PII Analyst Day 6/14/18  Cultivate Our Customer Base Enable the Shopping Experience Make Owners Our VIPs Expand to New Targets  Driving Momentum 51

CULTIVATE OUR CUSTOMER BASE  PII Analyst Day 6/14/18  Score and Segment Our Customers  SCORE What’s Your #?  VERY HOT WARM COLD SEGMENT MARKET 52

CULTIVATE OUR CUSTOMER BASE PII Analyst Day 6/14/18  Relevant Messaging to Each Customer 53

ENABLE THE SHOPPING EXPERIENCE PII Analyst Day 6/14/18  Make it Easy to Get What They Want, When They Want it  Inventory Search  Ratings & Reviews  Build and Quote  Trade in Valuator 54

ENABLE THE SHOPPING EXPERIENCE  55  PII Analyst Day 6/14/18  Focus on the Dealership Experience 55

MAKE OWNERS OUR VIPS PII Analyst Day 6/14/18  Customer Experience Drives Repeat & Referral  Exclusive Content  Private Events  Recognition  Access  Global Presence 56

EXPAND TO NEW TARGETS PII Analyst Day 6/14/18  Introducing Indian Motorcycle to More Riders  Indian Scout Market Share Low 20’s % … and Growing 57

Pam KermischVP of Marketing - MotorcyclesQuestions? Analyst / Investor Day  POLARIS INDUSTRIES INC. 58

Analyst / Investor Day  POLARIS INDUSTRIES INC.  Mike Donoughe SVP – Chief Technical Officer June 14, 2018 59

INTRODUCTIONS – MIKE DONOUGHE Career History:  BSME, MSME, MBA Automotive Career Focused on The “Front Lines” of Product Creation: Engineering | Manufacturing | Supply Chain | Quality     Since 2012 – Focused on Technology Development & Commercialization PII Analyst Day 6/14/18  60

WHY POLARIS? PII Analyst Day 6/14/18 PRODUCT PEOPLE POTENTIAL 61

ENGINEERING “PRODUCT CREATION POWERHOUSE”  PII Analyst Day 6/14/18  ROLLING FORWARD TO “ACHIEVE EXCELLENCE IN EVERYTHING WE DO”  Innovative Technology Application Efficient &Effective Execution Accountability Best People, Best Team Transparent Communication Disciplined Agility Safety & Quality  Analysis Led Design Platform  Mindset  Customer Focused  Product Creation Powerhouse ENGINEERING VISION  Establish a Product Creation Powerhouse with a customer-centric focus that results in products that meet/exceed total ownership experience expectations across Polaris’ product portfolio.  62

POLARIS DRIVEN

STRATEGIC THEMES


Best People, Best Team
Transparent Communication
Disciplined Agility
Accountability
Safety & Quality
Innovative Technology Application
Platform Mindset
Analysis Led Design
Efficient & Effective Execution
Customer Focused
Product Creation Powerhouse

SAFETY & QUALITY

As powersports industry leader, Polaris leads in Safety & Quality

INNOVATIVE TECHNOLOGY APPLICATION

As powersports industry leader, Polaris continues to innovate with technologies to enhance our customers' experiences

PLATFORM MINDSET

Polaris leverages its platforms, at the vehicle system and subsystem levels to achieve greater efficiencies, quality and scale economies across its diverse product portfolio

ANALYSIS LED DESIGN

Polaris embraces Analysis Led Design methods to achieve excellence in execution, better performing and cost-optimized products, with improved time-to-market delivery

EFFICIENT & EFFECTIVE EXECUTION

Optimize Polaris' engineering capacity and capability with gains in efficiency and productivity

PII Analyst Day 6/14/18 63

ATTRIBUTES  PII Analyst Day 6/14/18 Innovative Technology Application  Efficient &Effective Execution  Analysis Led Design  Platform Mindset  Safety &Quality  Efficient &Effective Execution  Analysis Led Design  Platform Mindset  Innovative Technology Application  Safety &Quality    Customer Focused  Product Creation Powerhouse  Efficient &Effective Execution Accountability Best People, Best Team Transparent Communication Disciplined Agility VISION  Ensure the basic attributes of Polaris’ Product Creation Powerhouse serve to enable creation of Customer Focused products that truly resonate with their desired experiences  Best People, Best Team Focused on culture and talent management – acquisition, development and deployment Transparent Communication Focused on dealing with reality as it is, when it is so we can deal with it rationally Disciplined Agility Focused rigorous planning and execution while being adaptive to changing conditions Accountability Focused on holding ourselves accountable for the Product Creation responsibilities we hold  OBJECTIVES  Accountability Best People, Best Team Transparent Communication Disciplined Agility 64

POLARIS GLOBAL ENGINEERING FOOTPRINT Operating Considerations  Technical Talent Availability Organizational Synergies (co-location)Product Proximity(embed teams in manufacturing locations)“Follow the Sun” Effectiveness and Efficiency  Location  What We Do  Wyoming, MN  ORV Product Development MC Product Development CGD Product Development Powertrain Systems Engineering Testing and Validation Central Engineering  Roseau, MN  Snow Product Development ATV Product Development Manufacturing Sustaining Engineering  Medina, MN  Industrial Design  Plymouth, MN  Electronics and Software  Havasu, AZ  Product Testing  Sunnyvale, CA  Software Engineering User Interface  San Diego, CA  Industrial Design  Battle Ground, WA  Electronics  Novi, MI  Industrial Design  Huntsville, AL Spirit Lake, IA Osceola, WI Monterrey, Mexico Opole, Poland  Manufacturing Sustaining Engineering  Rolle, Switzerland  Swiss Auto  London, UK  Engine Design  Vadodara, India  Engineering support  Benagluru, India  Design (future)  Hanoi, Vietnam  Manufacturing Sustaining Engineering (future)  Shanghai, China  Manufacturing Sustaining Engineering (future) WYOMING, MN  ORV Product Development MC Product Development CGD Product Development Powertrain Systems Engineering Testing and Validation Central Engineering PII Analyst Day 6/14/18 65

FUTURE ADVANCED TECHNOLOGY & INNOVATION FOCUS PII Analyst Day 6/14/18 LIGHT WEIGHTING, ADVANCED MATERIALS AND PROCESSES  ELECTRIFICATION  ADVANCED DRIVER ASSISTANCE SYSTEMS  CONNECTED VEHICLES AND EXPERIENCES  POWERTRAIN & DRIVELINE  66

NEW PRODUCT DEVELOPMENT  Product Design Focus  Product Development Vitality Index  Increasing Investments in Product Development for Innovation  R&D Spend By Business Unit   R&D Investment    % Contribution to Sales of Vehicles Introduced in Past 3 Years  Increasing Investments into a Product Creation Powerhouse Product Innovation: Superior Ride and Handling Electrification and Autonomy Exceptional Powertrains – Gas and Electric Connected Vehicles and Experiences Advanced Materials and Processes Cross-Functional Design for Value, Manufacturing, Assembly, and Service PII Analyst Day 6/14/18 72% 86% 75% 80% 84% 2014 2015 2016 2017 2018 YTD $149M $167M $185M $238M $65M 2014 2015 2016 2017 2018 Q1 ORV MC Snow Adj Markets Aftermarkets Central Teams Fully Allocated 67

POLARIS DRIVEN

POLARIS WYOMING PRODUCT DEVELOPMENT SITE


Legend
Restricted to One Way Travel
Asphalt Pad
Trails
Entrance Road
Paved Trail
Property Boundary
Restricted Use Areas
Delineated Wetlands
1,000 500 0 1,000
Feet
Play Area
Test Tracks
Restricted Use Areas
Restricted Use Area for WOTT & ATV & UV Test
WOTT Test Tracks

Site Summary

620 Acres to accommodate on-site tests and riding

Total facility 283,000 SF

Ph 1: 126,000 SF / April 2005
Ph 2: 157,000 SF / June 2012

Product Dev. Staff = ~750

Designed for project teams efficiency

Product group presence in Wyoming

Motorcycles - Indian, Slingshot
ORV - *RZR*, ATV, *RANGER*, *GENERAL*
Military
Electric Vehicles
Powertrain
Labs





PII Analyst Day 6/14/18 68

WYOMING R&D TOUR – WHAT YOU WILL SEE & EXPERIENCE PII Analyst Day 6/14/18  69

Mike Donoughe SVP – Chief Technical Officer Questions ? Analyst / Investor Day POLARIS INDUSTRIES INC.  70

Q & A Analyst / Investor Day POLARIS INDUSTRIES INC. 71

APPENDIX FY 2017 NON-GAAP RECONCILIATIONSQ1 2018 NON-GAAP RECONCILIATIONS2018 GUIDANCE ADJUSTMENTS PII Analyst Day 6/14/18 72

POLARIS DRIVEN

FY 2017 NON-GAAP RECONCILIATIONS

Reconciliation of GAAP "Reported" Results to Non-GAAP "Adjusted" Results

(In Thousands, except per share data; Unaudited)

	Years ended December 31, 2017	2016
Sales	$ 5,428,477	$ 4,516,629
Victory wind down (1)	(1,857)	—
Restructuring & realignment (3)	1,048	—
Adjusted sales	5,427,668	4,516,629
Gross profit	1,324,651	1,105,623
Victory wind down (1)	57,844	—
TAP (2)	12,950	8,803
Restructuring & realignment (3)	12,980	—
Adjusted gross profit	1,408,425	1,114,426
Income before taxes	318,791	313,251
Victory wind down (1)	77,398	—
TAP (2)	26,921	21,454
Restructuring & realignment (3)	22,116	—
Adjusted income before taxes	445,226	334,705
Net income	$ 172,492	212,948
Victory wind down (1)	52,366	—
TAP (2)	16,923	13,515
Restructuring & realignment (3)	13,902	—
Tax reform (4)	55,398	—
Adjusted net income (5)	$ 311,081	$ 226,463
Diluted EPS	$ 2.69	$ 3.27
Victory wind down (1)	0.82	—
TAP (2)	0.26	0.21
Restructuring & realignment (3)	0.22	—
Tax reform (4)	0.86	—
Adjusted EPS (6)	$ 4.85	$ 3.48

Key Definitions: Throughout this presentation, the word "Adjusted" is used to refer to GAAP results excluding: TAP inventory step-up purchase accounting, TAP integration expenses, impacts associated with the Victory Motorcycles® wind down, restructuring and realignment costs, and impacts of the tax reform.

Adjustments:

(1) Represents adjustments for the wind down of Victory Motorcycles, including wholegoods, accessories and apparel

(2) Represents adjustments for TAP integration expenses

(3) Represents adjustments for corporate restructuring and network realignment costs

(4) Represents an adjustment for impacts of a charge in its income tax provision due to the remeasurement of its deferred income tax positions at the new corporate income tax rate of 23.8 percent (from 37.1 percent)

(5) The Company used its estimated statutory tax rate of 37.1% for the non-GAAP adjustments, except for the non-deductible items and the tax reform related changes noted in Item 4

2016 Reclassified Results: 2016 sales and gross profit results for ORV/Snowmobiles, Motorcycles and Aftermarket are reclassified for the new Aftermarket reporting segment.

PII Analyst Day 6/14/18 73

POLARIS DRIVEN

Q1 2018 NON-GAAP RECONCILIATIONS

Reconciliation of GAAP "Reported" Results to Non-GAAP "Adjusted" Results

(In Thousands, Except Per Share Data; Unaudited)

	Three months ended March 31, 2018	Three months ended March 31, 2017
Sales	$ 1,297,473	$ 1,153,782
Victory wind down (1)	(549)	5,104
Restructuring & realignment (3)	470	—
Adjusted sales	1,297,394	1,158,886
Gross profit	323,481	242,491
Victory wind down (1)	52	38,563
TAP (2)	—	12,897
Restructuring & realignment (3)	5,792	—
Adjusted gross profit	329,325	293,951
Income (loss) before taxes	73,692	(333)
Victory wind down (1)	669	57,580
TAP (2)	2,080	16,200
Restructuring & realignment (3)	6,197	—
EPPL impairment (5)	19,630	—
Brammo (6)	(13,478)	—
Adjusted income before taxes	88,790	73,447
Net income	55,714	(2,911)
Victory wind down (1)	510	41,021
TAP (2)	1,585	10,183
Restructuring & realignment (3)	4,721	—
EPPL impairment (5)	19,417	—
Brammo (6)	(13,113)	—
Tax reform (4)	270	—
Adjusted net income (7)	$ 69,104	$ 48,293
Diluted EPS	$ 0.85	$ (0.05)
Victory wind down (1)	0.01	0.64
TAP (2)	0.02	0.16
Restructuring & realignment (3)	0.08	—
EPPL impairment (5)	0.30	—
Brammo (6)	(0.20)	—
Tax reform (4)	—	—
Adjusted EPS (7)	$ 1.06	$ 0.75

Key Definitions: Throughout this presentation, the word "Adjusted" is used to refer to GAAP results excluding: TAP inventory step-up purchase accounting / integration expenses, corporate restructuring, network realignment and supply chain transformation costs, EPPL impairment, gain on Brammo investment, and impacts associated with the Victory Motorcycles® wind down.

Adjustments:

(1) Represents adjustments for the wind down of Victory Motorcycles, including wholegoods, accessories and apparel

(2) Represents adjustments for TAP integration expenses and purchase accounting adjustments

(3) Represents adjustments for corporate restructuring, network realignment costs, and supply chain transformation

(4) Represents adjustments for the impacts of tax reform

(5) Represents adjustments for the impairment of the Company's equity investment in Eicher-Polaris Private Limited (EPPL)

(6) Represents a gain on the Company's investment in Brammo, Inc.

(7) The Company used its estimated statutory tax rate of 23.8% and 37.1% for the non-GAAP adjustments in 2018 and 2017, respectively, except for the non-deductible items and the tax reform related changes noted in Item 4

PII Analyst Day 6/14/18 74

2018 GUIDANCE ADJUSTMENTS 2018 guidance excludes the pre-tax effect of acquisition integration costs of approximately $10 million, supply chain transformation costs of approximately $10 million to $20 million, network realignment costs of approximately $5 million and the remaining impacts associated with the Victory wind down which is estimated to be in the range of $5 million to $10 million. Additionally, 2018 guidance excludes the pre-tax gain of $13 million related to the Company's investment in Brammo and charges of $20 million, including the impairment of the Company's equity investment in the Eicher-Polaris joint venture in India, both recorded in the 2018 first quarter. Additional costs associated with the wind down of the joint venture, if any, are expected to be immaterial for the remainder of 2018. 2018 adjusted sales guidance excludes any Victory wholegood, accessories and apparel sales and corresponding promotional costs as the Company is in the process of exiting the brand. The Company has not provided reconciliations of guidance for adjusted diluted net income per share, in reliance on the unreasonable efforts exception provided under Item 10(e)(1)(i)(B) of Regulation S-K. The Company is unable, without unreasonable efforts, to forecast certain items required to develop meaningful comparable GAAP financial measures. These items include costs associated with the Victory wind down that are difficult to predict in advance in order to include in a GAAP estimate.  PII Analyst Day 6/14/18 75